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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 ______________

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of report (Date of earliest event reported): October 25, 2002

                               ION NETWORKS, INC.
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             (Exact Name of Registrant as Specified in its Charter)

       Delaware                        000-13117                22-2413505
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(State or Other Jurisdiction     (Commission File Number)     (I.R.S. Employer
      of Incorporation)                                     Identification No.)

     1551 South Washington Avenue
        Piscataway, New Jersey                                        08854
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(Address of Principal Executive Offices)                            (Zip Code)


(Registrant's telephone number, including area code):   (732) 529-0100


                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

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Item 8.  Change in Fiscal Year.

     On October 25, 2002, the Board of Directors of ION Networks, Inc. (the "Company") passed a resolution changing the Company's fiscal year end from March 31 to December 31. The Company will file a Form 10-KSB covering the transition period.

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                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  November 5, 2002

                                  ION NETWORKS, INC.


                                  By:       /s/ Ted Kaminer
                                      ------------------------------
                                      Ted Kaminer
                                      Chief Financial Officer and Vice President
                                      (Principal Financial Officer and
                                      Principal Accounting Officer)